UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 15, 2007
Date of Report (Date of earliest event reported)

Thermo Fisher Scientific Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Wyman Street, P.O. Box 9046 Waltham, Massachusetts	02454-9046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 15, 2007, the Board of Directors of Thermo Fisher Scientific Inc. (the “Company”) approved amendments to Sections 1, 2 and 5 of Article IV of the Company’s Bylaws to allow the Company to issue uncertificated shares of stock in order to ensure compliance with the New York Stock Exchange (“NYSE”) rules, which were revised to require that as of January 1, 2008, all securities listed on the NYSE must be eligible for a direct share registration system.

A copy of the Amendments to Bylaws of the Company is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Amendments to Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 15th day of November, 2007.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ /Seth H. Hoogasian
Name: Seth H. Hoogasian
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amendments to Bylaws of the Company